Accounts Receivable, Net (Tables)	12 Months Ended
Dec. 31, 2011
Accounts Receivable, net
Schedule of allowance for doubtful accounts

	As of December 31,	As of December 31,	As of December 31,
	2009	2010	2011
	RMB	RMB	RMB
Balance at beginning of the year	24,708	41,121	6,975
Allowance made during the year	16,413	1,645	27,880
Recoveries	—	—	(1,542)
Amount written off against the allowance	—	(35,791)	(722)
Balance at end of the year	41,121	6,975	32,591